Schedule 14A Information
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Vanguard Admiral Funds
Vanguard Bond Index Funds
Vanguard CMT Funds
Vanguard California Tax-Free Funds
Vanguard Charlotte Funds
Vanguard Chester Funds
Vanguard Convertible Securities Fund
Vanguard Explorer Fund
Vanguard Fenway Funds
Vanguard Fixed Income Securities Funds
Vanguard Horizon Funds
Vanguard Index Funds
Vanguard Institutional Index Funds
Vanguard International Equity Index Funds
Vanguard Malvern Funds
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Money Market Reserves
Vanguard Montgomery Funds
Vanguard Morgan Growth Fund
Vanguard Municipal Bond Funds
Vanguard New Jersey Tax-Free Funds
Vanguard New York Tax-Free Funds
Vanguard Ohio Tax-Free Funds
Vanguard Pennsylvania Tax-Free Funds
Vanguard Quantitative Funds
Vanguard Scottsdale Funds
Vanguard Specialized Funds
Vanguard STAR Funds

Vanguard Tax-Managed Funds
Vanguard Trustees’ Equity Fund
Vanguard Valley Forge Funds
Vanguard Variable Insurance Funds
Vanguard Wellesley Income Fund
Vanguard Wellington Fund
Vanguard Whitehall Funds
Vanguard Windsor Funds
Vanguard World Funds

(Name of Registrant as Specified in its Declaration of Trust)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
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Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Voting is your right and duty as a shareholder—please take advantage of it now

[Name]
[Company]
[Address 1]
[Address 2]
[Address 3]
[City, State Zip]

Dear [Name],

Vanguard was created for the benefit of investors who want to be treated like owners, not clients. People who want to be empowered to decide how their mutual funds are operated and managed. People like you.

Now’s the time to vote your shares

As a Vanguard fund shareholder, you have a right and a responsibility to make your voice heard. We need your opinion on several proposals, and it’s crucial that you vote your shares by November 15, 2017.
By taking just a few minutes to vote now, you’ll help ensure that all U.S.-based Vanguard funds continue to operate efficiently and effectively, so your costs remain low.

To vote, simply visit vanguard.com/proxy. You’ll also find a short video explaining more on why your vote is so important.

Please vote now

Every vote is important. If we don’t receive enough votes to achieve a quorum (a required minimum number of votes), we may need to send additional mailings to solicit more votes—a process that would be very costly for you as a shareholder.

Thank you for exercising your right as a Vanguard fund shareholder—and for being part of the community of like-minded investors who believe in and trust the Vanguard way.

Sincerely,

Alba E. Martinez, Principal
Retail Investor Group
All investing is subject to risk, including the possible loss of the money you invest.
© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Action Needed: Vote your proxy today!

Dear Shareholder,

The trustees of Vanguard's U.S.-based mutual funds are requesting your vote on an important proxy. Shareholders are being asked to help elect their fund trustees and vote on several policy changes across Vanguard’s fund lineup. Please log on to your Vanguard account and visit your secure message center today for proxy materials and other important information.

We're requesting your vote because you owned shares of at least one Vanguard fund as of August 16, 2017, which was the record date for the proxy. We encourage you to vote even if you sold any of your shares after that date. No matter how many shares or units you owned, your vote is important.

Please note, we’ve sent separate email notices and ballots were delivered for mutual fund and brokerage accounts, as well as any annuity holdings. While these communications look similar, each represents different accounts. Each separate ballot must be voted for your vote to count for those shares and units.

Thank you in advance for voting.

Legal notices and email administration

All investing is subject to risk, including the possible loss of the money you invest.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard funds.

455 Devon Park Drive | Wayne, PA 19087-1815 | vanguard.com

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URGENT: We need your vote by November 15

VOTE NOW

Dear [Name],

Time is running out. Make your voice heard.

Vote your shares now so you can:

  Influence how Vanguard operates and manages its funds.
  Help lower your overall fund management costs.
  Help your funds avoid the additional costs and delay of insufficient votes.

Most importantly, by voting now you’ll help us continue to lower the overall cost of investing, deliver superior investment returns, and provide a better overall investing experience—for you.

Thank you for your prompt attention.

  2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.
  Devon Park Drive | Wayne, PA 19087-1815 | vanguard.com

Why Vanguard needs your vote before November 15! Voter Information

Dear [Name],

Over the past several weeks, we've been asking you to vote by proxy on a number of proposals crucial to our funds. We'll be tabulating all shareholder votes at the Joint Special Meeting of Shareholders on November 15, 2017, and we want your voice to be heard.

Please watch this short video to understand why your vote is important.

What's a proxy?

A proxy is a legal way for shareholders to vote in a shareholder meeting without being physically present. Shareholders can vote a proxy by mail, over the phone, or online.

Why is Vanguard conducting a shareholder meeting and proxy?

At the upcoming Joint Special Meeting of Shareholders on November 15, we'll be asking shareholders of all U.S. domiciled funds to elect Vanguard fund trustees—individuals who oversee the funds to make sure they serve the interests of shareholders. We're also asking shareholders to vote on several fund policy proposals that will help Vanguard manage the funds more efficiently. Since most shareholders are unable to attend the meeting, we’re asking you to vote by proxy.

Why is my vote important?

As a Vanguard fund shareholder, you're an owner of the funds you invest in. Your vote will help ensure the funds continue to operate as effectively as possible. Vanguard is asking shareholders to vote promptly so the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

455 Devon Park Drive | Wayne, PA 19087-1815 | vanguard.com

Voting is your right and duty as a shareholder— please take advantage of it now

Dear [Name],

Vanguard was created for the benefit of investors like you—who want to be treated as owners, not just clients. People who want to be empowered to have a say in how their mutual funds are operated and managed. People like you.

Now's the time to vote your proxy

As a Vanguard fund shareholder, you have a right and a responsibility to make your voice heard. We need your opinion on several proposals, and it's crucial that you vote your shares by November 15, 2017. By taking just a few minutes to vote now, you'll help ensure that all U.S.-based Vanguard funds continue to operate efficiently and effectively, so your costs remain low. View this short video for more information on why your vote is so important.

Please vote now

Every vote is important. If we don't receive enough votes to achieve a quorum (a required minimum number of votes), we may need to send additional mailings to solicit more votes—a process that would be very costly for you as a shareholder.

Thank you for exercising your right as a Vanguard fund shareholder—and for being part of the community of like-minded investors who believe in and trust the Vanguard way.

Legal notices

  2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.
  Devon Park Drive | Wayne, PA 19087-1815 | vanguard.com

Subject line: Please take action: Your vote is needed

Dear [Name]:

We need your vote. Our records indicate that you have not voted in Vanguard’s current proxy campaign. The shareholder meeting date is next week, and your prompt vote is critical.

As a Vanguard fund shareholder, this is your opportunity to ensure your voice is heard regarding the proposals that are outlined in the proxy statement.

Voting your shares benefits all shareholders by minimizing the costs of soliciting sufficient shareholder participation.

Given how important each client’s vote is, I am asking that you please cast your vote now by either voting on-line, by going to the following website: www.proxy-direct.com/vanguard, or by calling Computershare, our proxy vendor, at 866-963-5746. Voting now will ensure your voice is heard.

If you have any questions about the proposals, please contact me directly and I will be happy to help you.

Thank you for your commitment to Vanguard as a Flagship client.

Best regards,